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                                  Exhibit 10.45

                  Loan Contract and Agreement on Subordination

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                                  LOAN CONTRACT




                               made by and between

                       Arch Hill Ventures N.V., Parkweg 2,
                             NL-2585 JJ's-Gravenhage

                                                                    - Lender -

                                       and

              GAIA Akkumulatorenwerke GmbH, Montaniastra(beta)e 17,
                               D-99734 Nordhausen

                                                                    - Borrower -

                                      (S) 1
                                      Loan

(1) The Borrower has received a loan amounting to DM 11,569,964.87 from the Lender (in words: eleven million five hundred and sixty-nine thousand nine hundred and sixty-four point eighty-seven).

                                      (S) 2
               Payment of interest, loan discount and other costs

(1) The Borrower shall pay interest on the loan at 6 % p.a. (in words: six per cent p.a.) from the respective date of payment.

(2) The interest rate is agreed for one year. Thereafter the parties shall adjust the interest rate by mutual agreement if required due to market developments.

(3) The interest shall be paid each month by the 10/th/ workday of the following month.

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                                      (S) 3
                                    Repayment

(1) The Lender may give notice to terminate the loan in accordance with statutory regulations.

(2) The loan with its respective balance shall be repaid to the Lender within 10 workdays after termination.

(3)  Termination of the loan without notice is permitted for good cause.

                                      (S) 4
                                Final provisions

(1) Amendments to the contract shall only be valid if they were agreed in writing. This also applies to an amendment of the written form clause.

(2) Should a part of this contract become invalid or void for any reason, this shall not affect the remaining contents of the contract. In the event of the nullity or invalidity of a part of the contract, the parties to the contract undertake to supplement the void or invalid part of the contract as far as admissible and possible according to the spirit and purpose of this contract.

(3) In case of any disputes arising under or in connection with this Loan Contract, the courts in Nordhausen shall have jurisdiction and venue.

(4) This contract shall be governed by and construed in accordance with the laws of the Federal Republic of Germany.

Den Haag, (date illegible)                       Nordhausen, ............


(Signature)                                      (Signature)

Arch Hill Ventures N.V.                          GAIA Akkumulatorenwerke GmbH

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                           Agreement on Subordination


1. GAIA Akkumulatorenwerke GmbH, represented by its managing director Ralf Tolksdorf acknowledges that it owes to Arch Hill Ventures (N.V.), Parkweg 2 in NL-2585 JJ's-Gravenhage an amount of DM 11,569,964.87 (in words: eleven million five hundred and sixty-nine thousand, nine hundred and sixty-four point eighty-seven) from various loan disbursements.
     Interest shall be paid at 6.00% each year for the claim arising from the loan agreement.

2. To eliminate the possibility of an excess of liabilities over assets of GAIA Akkumulatorenwerke GmbH Arch Hill Ventures (N.V.) and the full amount of its claim arising from the loan to GAIA Akkumulatorenwerke GmbH are subordinate to all the other creditors of GAIA Akkumulatorenwerke GmbH.

3. The loan shall not be repayable until an excess of liabilities over assets of GAIA Akkumulatorenwerke GmbH has been rectified and is only repayable at such time.

4. The subordination hereby agreed is an express part of the Loan Contract and is irrevocable.

5.   The interest on the loan is also covered by the subordination.
     It may only be demanded and paid if and the extent to which the repayment of the loan is admissible.


     Nordhausen, on                              Den Haag, on (date illegible)




     (Signature)                                 (Signature)
     (GAIA Akkumulatorenwerke GmbH)              (Arch Hill Ventures (N.V.)